SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check  the  appropriate  box:

[ ] Preliminary  Information  Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by
    Rule 14c-5(d)2))
[X] Definitive  Information  Statement

                         Avani International Group Inc.
                  (Name of Registrant as Specified in Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X] No  fee  required
[ ] Fee  computed  on  table below per Exchange Act Rules 14c-5(g) and 0-11

1.     Title  of  each  class  of  securities  to  which  transaction  applies:

2.     Aggregate  number  of  securities  to  which  transaction  applies:

3. Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.     Proposed  maximum  aggregate  value  of  transaction:

5.     Total  fee  paid:

[ ] Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.     Amount  Previously  Paid:

2.     Form  Schedule  or  Registration  Statement  No.:

3.     Filing  Party:

4.     Date  Filed::

                       SCHEDULE 14C INFORMATION STATEMENT
            PURSUANT TO REGULATION 14C OF THE SECURITIES EXCHANGE ACT
                               OF 1934 AS AMENDED

                         Avani International Group Inc.
                              328 - 17 Fawcett Road
                                  Coquitlam, BC
                                     V3K 6V2

To  the  Stockholders  of  Avani  International  Group  Inc.:

Notice is hereby given to holders of common stock (the "Common Stock") of Avani International Group Inc., a Nevada corporation (the "Company") that the Board of Directors of the Company have sought stockholder approval for:

(i) an amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock of the Company from 25,000,000 shares to 100,000,000 shares (the "Amendments");

(ii)     the  adoption  of  a  stock  option  plan  (the  "2000  Plan");  and

(iii)     a  change  in  the  Company's  auditors  to  BDO  Dunwoody,  LLP

The Board of Directors approved the 2000 Plan on December 29, 2000, subject to stockholder approval. The Amendment, the 2000 Plan and the change of auditor will be approved, not less than twenty days following the mailing of this Information Statement to shareholders of record on the Record Date (as defined herein), by written consents in lieu of a meeting executed by the holders of a majority of the outstanding shares of Common Stock in accordance with the provisions of the Nevada Revised Statutes. Accordingly, your consent is not required and is not being solicited in connection with the Amendment, the 2000
Plan  or  the  change  in  auditor.

The proposed Articles of Amendment, attached hereto as Appendix A, will become effective when they are filed with the Secretary of State of the State of Nevada. The Company anticipates that such filing will occur on or about April 2, 2001 (the "Effective Date") following receipt by the Company of written consents by the holders of a majority of the outstanding shares of Common Stock evidencing their approval of the Articles of Amendment. The 2000 Plan and the change in auditor will also become effective as of the Effective Date.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

The Board of Directors have fixed the close of business on January 31, 2001 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement. This Information Statement is being mailed on or about March 9, 2001 to all stockholders of record as of the Record Date.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENTS.

WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE  NOTE  THAT  THIS  IS  NOT  AN  OFFER  TO  PURCHASE  YOUR  SHARES.

DESCRIPTION  OF  THE  COMPANY
-----------------------------

The Company was incorporated in the State of Nevada on November 29, 1995 under the name Rainfresh Technologies, Inc. and changed its name to Avani International Group, Inc. on January 14, 1997. The Company was registered as an extra provincial company in British Columbia on May 31, 1999. The Company has three wholly-owned subsidiaries; Avani Marketing Corp., Avani Oxygen Water Corporation (formerly Avani Water Corporation), and Avani International Marketing Corp.

Avani Marketing Corp. was organized under the laws of the State of Nevada on August 16, 1994 and was registered as an extra provincial company in British Columbia on September 30, 1996. Avani Oxygen Water Corporation was organized under the laws of the Province of British Columbia (Canada) on December 8, 1995. Avani International Marketing Corp. was incorporated under the laws of the Province of British Columbia on September 22, 1999.

Unless the context indicates otherwise, (i) all reference to the Company herein shall include the Company and its subsidiaries and (ii) all dollar amounts are expressed in US dollars. Any reference to Canadian dollars shall be indicated as "Cdn".

Following its incorporation, the Company commenced construction of its bottling facility in May 1996 which was completed in August 1996. In September 1996, the Company initiated the production, marketing and sale of its purified, oxygen enriched water under the brand name "Avani Water". The Company utilizes a unique technology which injects oxygen into purified water producing an oxygen enriched, purified bottled water.

The Company sells its product in the greater Vancouver metropolitan area and internationally to the United States, Taiwan, Korea, Hong Kong, Malaysia, Japan and Australia. Major Airlines such as Cathay Pacific, Eva and Lufuthansa departing from Vancouver also serves Avani Water to their passengers. The Company provides home and business delivery of five gallon bottles in the Vancouver metropolitan area and, to a limited extent, sells 500 ml and 1.5 liter PET bottles directly to retail outlets in the Vancouver area. The Company's sales nationally and internationally have been limited. The Company seeks to increase its national and international sales to existing and other markets including the United States, through licensing agreements, distribution agreements or joint ventures with third parties; however, no assurances can be given that the Company will be successful in its efforts.

DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  THE  COMPANY
-----------------------------------------------------

The following table and text sets forth the names and ages of all directors, executive officers and significant employees of the Company as of the Record Date. All of the directors serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. Subject to any applicable employment agreement, executive officers serve at the discretion of the Board of Directors, and are appointed to serve until the first Board of Directors meeting following the annual meeting of shareholders. Also provided is a brief description of the business experience of each director, executive officer and significant employee during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the federal securities laws.

Directors,  executive  officers  and  other  significant  employees:





                                 POSITION HELD      DATE FIRST ELECTED
NAME                            WITH THE COMPANY           AGE          OR APPOINTED
----------------------------  --------------------  ------------------  ------------

Ngai Sou Chang                Chairman                              62  August 1999
                              --------------------  ------------------  ------------
Robert Wang                   President, Chief Executive
                              Officer and Director                  52  August 1999
                              --------------------  ------------------  ------------
Dennis Robinson               Secretary, Treasurer and
                              Director                              60  May 1999
                              --------------------  ------------------  ------------
Jeffrey Lightfoot             Director                              42  May 1999
                              --------------------  ------------------  ------------
Wai Meng Yeap                 Director                              28  August 1999
============================  ====================  ==================  ============

The backgrounds and experience of the Company's directors, executive officers and other significant employees are as follows:

Ngai  Sou  Chang

Ms. Chang has been Chairman of the Company since August 1999. From 1989 to the present, Ms. Chang has been an owner and managing director of a property development company located in Sydney, Australia and a real estate investment company located in Kuala Lumpur, Malaysia.

Robert  Wang

Mr. Wang has been President, Chief Executive Officer and a Director of the Company since August 1999. From 1992 to the present, Mr. Wang has been president and director of Multiplex Technologies Inc., a Canadian public company involved in real estate development.

Dennis  Robinson

Mr. Robinson has been a Director of the Company since May 1999, and Secretary and Treasurer of the Company since August 1999. From 1991 to the present, Mr. Robinson has maintained a public accounting practice in Vancouver, British Columbia.

Jeffrey  Lightfoot

Mr. Lightfoot has been a Director of the Company since May 1999. Mr. Lightfoot is a licensed attorney in Canada, and since 1994, has been an associate or partner in the law firm of Maitland and Company, Vancouver, British Columbia. Mr. Lightfoot is a director of a company publicly traded on the Canadian Venture Exchange.

Wai  Meng  Yeap

Mr. Yeap has been a director of the Company since August 1999. From 1996 to present, Mr. Yeap has been finance manager of a real estate development company located in Selangor, Malaysia. Mr. Yeap graduated from the University of Kentucky in May 1996.

None of the Company's directors, executive officers, promoters or control persons have been involved in any of the following events during the past five years:

1. any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2. any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3. being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4. being found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

PRINCIPAL  SHAREHOLDERS  AND  SECURITY  OWNERSHIP  OF  MANAGEMENT
-----------------------------------------------------------------

Beneficial  Ownership

As used in this section, the term "beneficial ownership" with respect to a security is defined by Regulation 228.403 under the Securities Exchange Act of 1934, as amended, as consisting of: (1) any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power (which includes the power to vote, or to direct the voting of such security) or investment power (which includes the power to dispose, or to direct the disposition of, such security); and (2) any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the common shares, except as otherwise indicated.

As of the Record Date, the Company had a total of 20,400,514 shares of Common Stock ($0.001 par value per share) issued and outstanding.

As of the Record Date, no person known to the Company was the beneficial owner of more than five percent (5%) of the outstanding shares of Common Stock of the Company except the following:




NAME AND ADDRESS        AMOUNT AND NATURE OF
OF BENEFICIAL OWNER     BENEFICIAL OWNERSHIP  PERCENTAGE OF CLASS(1)
----------------------  --------------------  ----------------------

Ngai Sou Chang
12/28 Claude Street
Chatswood, N.S.W. 2067
Australia. . . . . . .             3,500,000                  17.16%
                        --------------------  ----------------------
Kam Chong Yip
No. 26 Jalan Pasar
Bara 1 Off. Jalan Meru
41050 Klang, Selangor
Malaysia . . . . . . .             3,483,616                  17.08%
======================  ====================  ======================


(1) Based on 20,400,514 shares of Common Stock outstanding as of the Record Date and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options.

The following table lists, as of the Record Date, the number of common shares beneficially owned, and the percentage of the Company's shares of Common Stock so owned, by each director and by all directors and executive officers as a group.


                           AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER   BENEFICIAL OWNERSHIP   PERCENTAGE OF CLASS(1)
========================  ======================  ======================
Ngai Sou Chang . . . . .  3,500,000 common stock                  17.16%
Robert Wang. . . . . . .                       0                      0%
------------------------  ----------------------  ----------------------
Dennis Robinson. . . . .     50,000 common stock                   0.25%
Jeffrey Lightfoot. . . .     50,000 common stock                   0.25%
------------------------  ----------------------  ----------------------
Wai Meng Yeap. . . . . .                       0                      0%
Officers and Directors .  3,600,000 common stock                  17.66%
========================  ======================  ======================


(1) Based on 20,400,514 shares of Common Stock outstanding as of the Record Date and, as to a specific person, shares issuable pursuant to the conversion or exercise, as the case may be, of currently exercisable or convertible debentures, share purchase warrants and stock options.

MARKET  FOR  THE  COMPANY'S  STOCK  AND  RELATED  STOCKHOLDER  MATTERS
----------------------------------------------------------------------

The Company's shares of Common Stock trade in the United States on the National Association of Securities Dealers Over-the-Counter Bulletin Board (the "OTC Bulletin Board") with the symbol "AVIG" and CUSIP# 05348F106.

The table set forth below lists the high and low bid prices on the OTC Bulletin Board for the Company's shares of Common Stock since August 18, 1998 the commencement of trading of the Company's shares of Common Stock.(1) The closing price on January 31, 2001 was $0.030.



QUARTER ENDED        HIGH    LOW
December 31, 2000.  $0.380  $0.038
September 30, 2000  $0.625  $0.100
June 30, 2000. . .  $0.344  $0.094
March 31, 2000 . .  $0.375  $0.094
December 31, 1999.  $0.250  $0.188
September 30, 1999  $0.250  $0.125
June 30, 1999. . .  $0.250  $0.125
March 31, 1999 . .  $0.563  $0.250
------------------  ------  ------
December 31, 1998.  $ 2.00  $0.563
------------------  ------  ------
September 30, 1998  $2.063  $ 2.00
==================  ======  ======

(1) The quotations above reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions.

The Company's shares of Common Stock are issued in registered form. Computershare Investor Services (12039 West Alameda Parkway, Suite Z-2, Lakewood, CO 80228 USA) is the registrar and transfer agent for the shares of Common Stock.

On the Record Date, the shareholders' list for the Company's shares of Common Stock showed 725 registered shareholders and 20,400,514 shares outstanding.

The Company has not declared any dividends since incorporation and does not anticipate that it will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on the Company's shares of Common Stock, the intention of the Company is to retain future earnings for use in its operations and the expansion of its business.

CHANGE  IN  AUDITOR
-------------------

On December 18, 2000 BDO Dunwoody, LLP of Vancouver, British Columbia, was appointed by the Board of Directors to serve as the Company's independent auditor for the fiscal year ending December 31, 2001, to replace Cogen Sklar, LLP as the Company's independent auditor who has served since the Company's inception in that capacity. Cogen Sklar, LLP resigned as the Company's independent auditors by mutual agreement. The decision to change accountants was approved by the Board of Directors of the Company.

During the fiscal years ended December 31, 1999 and 1998 and the period between January 1, 2000, up to and including the day of its resignation, there were no disagreements between the Company and Cogen Sklar, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Cogen Sklar, LLP's satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Cogen Sklar, LLP's report on the Company's financial statements for such fiscal years indicated that substantial doubt exists regarding the Company's ability to continue as a going concern.

A representative of BDO Dunwoody, LLP is not expected to be present at the next Annual Meeting, nor is a representative of BDO Dunwoody, LLP expected to make a statement. In the event that a representative of the Company's auditors is present at the Annual Meeting, he/she will have an opportunity to make a statement if he/she so desires, and will be available to respond to appropriate questions. The remuneration to be paid to the auditor of the Company is to be fixed by the Board of Directors.

The Company filed its Form 8-K on December 22, 2000, reporting on the change of the Company's auditor.

ADOPTION  OF  THE  STOCK  OPTION  PLAN
--------------------------------------

On December 29, 2000, the Board of Directors of the Company adopted the Company's 2000 Stock Option Plan (the "2000 Plan") and directed that it be presented to the shareholders for their approval and adoption. The majority Shareholders were asked to consider and approve the adoption of the 2000 Plan. The following is a general description of certain features of the 2000 Plan.

Purpose  of  the  2000  Stock  Option  Plan/Material  Features
--------------------------------------------------------------

The 2000 Plan provides for the granting to the Company's directors, officers, full-time employees and consultants of stock options to purchase up to 4,500,000 shares of Common Stock. The purpose of the 2000 Plan is to ensure that the Company retains the services of valued key directors, officers, employees and consultants, and to encourage such people to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the stockholders of the Company. The 2000 Plan also serves as an aid and inducement in the attracting and hiring of new directors, officers, employees and consultants as needed.

Plan  Administrator
-------------------

The 2000 Plan will initially be administered by the Board of Directors of the Company, except that the Board may, at its discretion, establish a committee comprised of two (2) or more members of the Board or two (2) or more other persons to administer the 2000 Plan (the "Plan Administrator").

Eligible  Participants
----------------------

Incentive stock options (those stock options that qualify under Section 422 of the Internal Revenue Code of 1986 ("the "Code")) may be granted to any individual who is, at the time of the grant, an employee of the Company or its subsidiaries. Non-qualified stock options (those options that do not qualify under Section 422 of the Code) may be granted to employees and other people, including directors and officers of the Company or its subsidiaries.

Material  Terms  of  Stock  Options  Granted  Pursuant  to  the  2000  Plan
---------------------------------------------------------------------------

No stock options have been granted pursuant to the 2000 Plan. Any stock options granted pursuant to the 2000 Plan will be evidenced by a written agreement (a "Stock Option Agreement"), each of which will be approved by the Plan Administrator. Each Stock Option Agreement will state, among other things, the following:

1. the number of Common Shares which can be acquired on exercise of the Stock Option;

2.     the  date  of  grant  and  expiry  of  the  stock  option;

3.     the  exercise  price  of  the  stock  option;  and

4.     the  vesting  schedule  of  the  stock  options,  if  any.

Maximum  Issuance  of  Stock  Options
-------------------------------------

Any one person will not be granted stock options to acquire more than 5% of the issued and outstanding Shares of Common Stock of the Company.

Duration  and  Expiry  of  Stock  Options
-----------------------------------------

Stock options granted under the 2000 Plan will expire on the dates determined by the Plan Administrator but shall expire on a date which is not later than ten
(10) years from the date of grant of the stock option. Stock options granted to a greater-than-ten-percent shareholder of the Company shall expire on a date which is not later than five (5) years from the date of grant.

Vesting  of  Options  and  Determination  of  Exercise  Price
-------------------------------------------------------------

The Plan Administrator may determine the time during which any stock options may vest and the method of vesting of such stock options. The Plan Administrator shall act in good faith to establish the exercise price in accordance with all applicable laws, including:

1. the per share exercise price for an incentive stock option will not be less than the fair market value per Common Share at the date of grant;

2. with respect to incentive stock options granted to greater-than-ten percent shareholders of the Company, the exercise price per share will not be less than one hundred ten percent (110%) of the fair market value per Common Share at the date of grant;

3. the per share exercise price for non-qualified stock options will be the price established by the Plan Administrator acting in good faith; and

4. options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur.

Termination  of  Options
------------------------

Unless otherwise determined by the Plan Administrator, a stock option will terminate (among the other ways in which it may be terminated as set forth in the 2000 Plan) upon the occurrence of the first of the following events:

1.     the  expiration  of  the  stock  option;

2. the date of an optionee's termination of employment or contractual relationship with the Company for cause (as determined by the Plan Administrator acting reasonably);

3. the expiration of three (3) months from the date of an optionee's termination of employment or contractual relationship with the Company for any reason whatsoever other than cause, death or disability;

4. the expiration of one year (1) from termination of an optionee's employment or contractual relationship by reason of death or disability; or

5. three (3) months from the date the optionee ceases to serve as a director of the Company, if applicable.

Transferability  of  Options
----------------------------

Stock options granted under the 2000 Plan are non-transferable other than by will or by applicable laws of descent and distribution.

Exercise  of  Options
---------------------

Stock options are exercisable in full or in part, at any time after vesting, until termination of the stock option.

Federal  Tax  Consequences
--------------------------

Non-Qualified  Stock  Options

The grant of non-qualified stock options under the 2000 Plan will not result in the recognition of any taxable income by the optionee. An optionee will recognize ordinary income on the date of exercise of the non-qualified stock option equal to the excess, if any, of (1) the fair market value of the Shares of Common Stock acquired as of the exercise date, over (2) the exercise price. The tax basis of these Shares of Common Stock for purposes of a subsequent sale includes the non-qualified option price paid and the ordinary income reported on exercise of the non-qualified stock option. The income reportable on exercise of a non-qualified stock option is subject to federal income and employment tax withholding. Generally, the Company will be entitled to a deduction for its taxable year within which the optionee recognizes compensation income in the amount reportable as income by the optionee on the exercise of a non-qualified stock option.

Incentive  Stock  Options  (qualified  under  Section  422  of  the  Code)

In general, an optionee will not recognize taxable income upon the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, the excess of the fair market value on the date of exercise of the Shares of Common Stock received over the exercise price of the stock option is treated as an item of adjustment for the purpose of calculating alternative minimum taxable income.

If the optionee has held the shares of Common Stock acquired upon exercise of an incentive stock option for at least two years after the date of grant, and for at least one year after the date of exercise, upon disposition of the shares of Common Stock by the optionee, the difference (if any) between the sales price of the Shares of Common Stock and the exercise price of the stock option is treated as long-term capital gain or loss. If the optionee does not satisfy these incentive stock option holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares of Common Stock, generally in an amount equal to the excess of the fair market value of the shares of Common Stock at the time the stock option was exercised over the exercise price of the stock option. The balance of the gain realized (if any) will be long-term or short-term capital gain, depending on the holding period. If the optionee sells the shares of Common Stock prior to the satisfaction of the incentive stock option holding period requirements, but at a price below the fair market value of the shares of Common Stock at the time the stock option was exercised, the amount of ordinary income is limited to the amount realized on the sale over the exercise price of the stock option.

In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee (within the meaning of section 422 of the Code) of the Company or one of its subsidiaries from the date the incentive stock option is granted through the date three months before the date of exercise (one year before the date of exercise in the case of an optionee who is terminated due to disability).

AMENDMENTS  TO  THE  COMPANY'S  ARTICLES
----------------------------------------

The Company's Articles of Incorporation, as amended (the "Articles") authorizes the issuance of 25,000,000 shares of Common Stock, $.001 par value.

The general purpose and affect of the Amendments to the Company's Articles is to authorize additional shares of Common Stock. The Board of Directors believes that it is prudent to have the additional shares of Common Stock

The Company presently has 25,000,000 authorized shares of Common Stock. As of the Record Date the Company had approximately 20,400,514 shares issued and outstanding and the remaining authorized but unissued shares the Company have been reserved pursuant to stock option and financing agreements.

Except in connection with the reserved shares, the Company currently has no arrangements or understandings for the issuance of additional shares of common stock, although opportunities for acquisitions in equity financings could arise at any time. If the Board of Directors deemed it to be in the best interests of the Company and the stockholders to issue additional shares of common stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by the stockholders, unless such authorization is otherwise required by law or regulations.

DISSENTERS  RIGHTS
------------------

Under Nevada law, stockholders are not entitled to dissenter's rights of appraisal with respect to the Company's proposed Amendments to its Articles of Incorporation, adoption of the 2000 Plan or the change of the Company's auditors.

FINANCIAL  AND  OTHER  INFORMATION
----------------------------------

For more detailed information on the Company, including financial statements, you may refer to the Company's Form 10-KSB and Form 10-QSB, filed with the SEC. Copies of these documents are available on the SEC's EDGAR database at www.sec.gov or by calling the Company.

SIGNATURE
---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned hereunto authorized.

March  7,  2001

      Avani  International  Group  Inc.

By:  /s/  Robert  Wang
     Robert  Wang,  President  and  Director

                                   APPENDIX  A

              CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

                          FOR PROFIT NEVADA CORPORATION
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
                             - Remit in Duplicate -

1.     Name  of  Incorporation:     "Avani  International  Group  Inc."

2. The articles have been amended as follows (provide article numbers, if applicable):

        "3.     SHARES:
     Number  of  shares  with  par  value:  100,000,000  Par  Value  $.001"

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favour of the amendment is: 10,316,400 (50.57%)

4.     Signatures:



President  or  Vice  President          Secretary  or  Asst.  Secretary
(acknowledgement  required)          (acknowledgement  not  required)